SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)         September 20, 2000

                         JUPITER MEDIA METRIX, INC.
           (Exact name of registrant as specified in its charter)

       DELAWARE                 000-25943                      11-3374729
   (State or other        (Commission File Number)            (IRS Employer
   jurisdiction of                                          Identification No.)
   incorporation)

         250 PARK AVENUE SOUTH, 7TH FLOOR                        10003
                NEW YORK, NEW YORK
     (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code   (212) 515-8700

                             MEDIA METRIX, INC.
       (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

          On September 20, 2000, Jupiter Media Metrix, Inc. issued a press release announcing the merger of Jupiter Communications, Inc. with a subsidiary of Media Metrix, Inc. and the renaming of Media Metrix, Inc.
as "Jupiter Media Metrix, Inc".

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.     The following documents are filed as exhibits to
                        this report:

          99.1          Press Release dated September 20, 2000.


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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Media Metrix, Inc.

                                  /s/ Jean Robinson
                                  ---------------------------------------
                                  Jean Robinson
                                  Chief Financial Officer

Date:  September 22, 2000
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                               EXHIBIT INDEX

          Exhibit

          99.1          Press Release dated September 20, 2000.